Consolidated Balance Sheets (Parenthetical) - $ / shares	Dec. 31, 2025	Dec. 31, 2024
Common Class A [Member]
Common Stock, Shares Authorized	214,000,000	214,000,000
Common Stock, Par or Stated Value Per Share	$ 0.01	$ 0.01
Common Stock, Shares, Issued	35,913,628	35,447,370
Series B Preferred Stock [Member]
Preferred Stock, Shares Authorized	104,000	104,000
Preferred Stock, Par or Stated Value Per Share	$ 0.01	$ 0.01
Preferred Stock, Shares Issued	43,592	43,592